BLACKROCK ETF TRUST

iShares International Equity Factor Rotation Active ETF

(the “Fund”)

Supplement dated April 23, 2026, to the Fund’s Summary Prospectus and

Prospectus, each dated July 9, 2025, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Management — Portfolio Managers” and the section of the Prospectus entitled “Fund Overview — Management — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers. Philip Hodges, PhD, Jeff Shen, PhD, and Stephanie Lee (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Philip Hodges, PhD, has been a Portfolio Manager of the Fund since July 2025. Jeff Shen, PhD, and Stephanie Lee have been Portfolio Managers of the Fund since April 2026.

The section of the Prospectus entitled “Management — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Philip Hodges, PhD, Jeff Shen, PhD, and Stephanie Lee are jointly and primarily responsible for the day-to-day management of the Fund.

Philip Hodges, PhD, has been with BlackRock since 2007, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Mr. Hodges has been employed by BFA or its affiliates as a portfolio manager since 2015 and has been a Portfolio Manager of the Fund since July 2025.

Jeff Shen, PhD, has been with BlackRock since 2004, including his years with BGI, which merged with BlackRock in 2009. Mr. Shen has been employed by BFA or its affiliates as a portfolio manager since 2009 and has been a Portfolio Manager of the Fund since April 2026.

Stephanie Lee has been with BlackRock since 2010. Ms. Lee has been employed by BFA or its affiliates as a portfolio manager since 2010 and has been a Portfolio Manager of the Fund since April 2026.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Shareholders should retain this Supplement for future reference.